Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2021
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2021 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2021 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2021	2021	2020	2020	2020	2021	2020			2021 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2021	2020	2020
Income Statement
Net interest income	$5,743	$5,822	$5,873	$5,555	$5,460	(1)%	5%	$11,565	$11,485	1%
Non-interest income	1,631	1,291	1,464	1,826	1,096	26	49	2,922	2,320	26
Total net revenue(1)	7,374	7,113	7,337	7,381	6,556	4	12	14,487	13,805	5
Provision (benefit) for credit losses	(1,160)	(823)	264	331	4,246	41	**	(1,983)	9,669	**
Non-interest expense:
Marketing	620	501	563	283	273	24	127	1,121	764	47
Operating expense	3,346	3,239	3,446	3,265	3,497	3	(4)	6,585	6,735	(2)
Total non-interest expense	3,966	3,740	4,009	3,548	3,770	6	5	7,706	7,499	3
Income (loss) from continuing operations before income taxes	4,568	4,196	3,064	3,502	(1,460)	9	**	8,764	(3,363)	**
Income tax provision (benefit)	1,031	869	496	1,096	(543)	19	**	1,900	(1,106)	**
Income (loss) from continuing operations, net of tax	3,537	3,327	2,568	2,406	(917)	6	**	6,864	(2,257)	**
Loss from discontinued operations, net of tax	(1)	(2)	(2)	—	(1)	(50)	—	(3)	(1)	**
Net income (loss)	3,536	3,325	2,566	2,406	(918)	6	**	6,861	(2,258)	**
Dividends and undistributed earnings allocated to participating securities(2)	(30)	(28)	(19)	(20)	(1)	7	**	(58)	(4)	**
Preferred stock dividends	(60)	(61)	(68)	(67)	(90)	(2)	(33)	(121)	(145)	(17)
Issuance cost for redeemed preferred stock(3)	—	—	(17)	—	—	—	—	—	(22)	**
Net income (loss) available to common stockholders	$3,446	$3,236	$2,462	$2,319	$(1,009)	6	**	$6,682	$(2,429)	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$7.65	$7.06	$5.36	$5.07	$(2.21)	8%	**	$14.70	$(5.31)	**
Net income (loss) per basic common share	$7.65	$7.06	$5.36	$5.07	$(2.21)	8	**	$14.70	$(5.31)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$7.62	$7.03	$5.35	$5.06	$(2.21)	8	**	$14.65	$(5.31)	**
Net income (loss) per diluted common share	$7.62	$7.03	$5.35	$5.06	$(2.21)	8	**	$14.65	$(5.31)	**
Weighted-average common shares outstanding (in millions):
Basic	450.6	458.6	459.1	457.8	456.7	(2)	(1)%	454.6	457.1	(1)%
Diluted	452.3	460.1	460.2	458.5	456.7	(2)	(1)	456.2	457.1	—
Common shares outstanding (period-end, in millions)	446.1	456.8	459.0	457.4	456.3	(2)	(2)	446.1	456.3	(2)
Dividends declared and paid per common share	$0.40	$0.40	$0.10	$0.10	$0.40	—	—	$0.80	$0.80	—
Tangible book value per common share (period-end)(4)	97.20	90.96	88.34	83.67	78.82	7	23	97.20	78.82	23

						2021 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2021	2021	2020	2020	2020	2021	2020			2021 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2021	2020	2020
Balance Sheet (Period-End)
Loans held for investment	$249,597	$243,131	$251,624	$248,223	$251,512	3%	(1)%	$249,597	$251,512	(1)%
Interest-earning assets	387,295	392,485	388,917	390,040	389,829	(1)	(1)	387,295	389,829	(1)
Total assets	423,420	425,175	421,602	421,883	421,296	—	1	423,420	421,296	1
Interest-bearing deposits	271,314	276,325	274,300	276,092	275,183	(2)	(1)	271,314	275,183	(1)
Total deposits	306,308	310,328	305,442	305,725	304,238	(1)	1	306,308	304,238	1
Borrowings	36,343	38,450	40,539	42,795	44,900	(5)	(19)	36,343	44,900	(19)
Common equity	58,136	56,341	55,356	53,093	50,835	3	14	58,136	50,835	14
Total stockholders’ equity	64,624	61,188	60,204	58,424	56,045	6	15	64,624	56,045	15
Balance Sheet (Average Balances)
Loans held for investment	$246,463	$243,937	$247,689	$249,511	$253,358	1%	(3)%	$245,207	$258,124	(5)%
Interest-earning assets	390,129	388,572	388,252	391,451	378,145	—	3	389,355	366,746	6
Total assets	424,099	421,808	420,011	422,854	411,075	1	3	422,959	400,845	6
Interest-bearing deposits	273,476	273,358	274,142	276,339	261,256	—	5	273,417	251,185	9
Total deposits	308,217	305,056	304,513	305,516	288,344	1	7	306,645	276,498	11
Borrowings	37,054	39,911	40,662	44,161	49,827	(7)	(26)	38,475	50,810	(24)
Common equity	56,885	55,775	54,220	51,995	52,413	2	9	56,333	52,799	7
Total stockholders’ equity	62,376	60,623	59,389	57,223	57,623	3	8	61,504	58,096	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2021 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2021	2021	2020	2020	2020	2021		2020				2021 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2021	2020	2020
Performance Metrics
Net interest income growth (period over period)	(1)%	(1)%	6%	2%	(9)%	**		**		1%	—	**
Non-interest income growth (period over period)	26	(12)	(20)	67	(10)	**		**		26	(13)%	**
Total net revenue growth (period over period)	4	(3)	(1)	13	(10)	**		**		5	(3)	**
Total net revenue margin(5)	7.56	7.32	7.56	7.54	6.93	24	bps	63	bps	7.44	7.53	(9)	bps
Net interest margin(6)	5.89	5.99	6.05	5.68	5.78	(10)		11		5.94	6.26	(32)
Return on average assets	3.34	3.16	2.45	2.28	(0.89)	18		4%		3.25	(1.13)	4%
Return on average tangible assets(7)	3.46	3.27	2.54	2.36	(0.93)	19		4		3.36	(1.17)	5
Return on average common equity(8)	24.24	23.22	18.18	17.84	(7.69)	102		32		23.73	(9.20)	33
Return on average tangible common equity(9)	32.75	31.61	25.02	24.98	(10.74)	114		43		32.19	(12.81)	45
Non-interest expense as a percentage of average loans held for investment	6.44	6.13	6.47	5.69	5.95	31		49	bps	6.29	5.81	48	bps
Efficiency ratio(10)	53.78	52.58	54.64	48.07	57.50	120		(4)%		53.19	54.32	(113)
Operating efficiency ratio(11)	45.38	45.54	46.97	44.24	53.34	(16)		(8)		45.45	48.79	(334)
Effective income tax rate for continuing operations	22.6	20.7	16.2	31.3	37.2	190		(15)		21.7	32.9	(11)%
Employees (period-end, in thousands)	52.0	51.7	52.0	52.5	53.1	1%		(2)		52.0	53.1	(2)
Credit Quality Metrics
Allowance for credit losses	$12,346	$14,017	$15,564	$16,129	$16,832	(12)%		(27)%		$12,346	$16,832	(27)%
Allowance coverage ratio	4.95%	5.77%	6.19%	6.50%	6.69%	(82)	bps	(174)	bps	4.95%	6.69%	(174)	bps
Net charge-offs	$541	$740	$856	$1,073	$1,505	(27)%		(64)%		$1,281	$3,296	(61)%
Net charge-off rate(12)	0.88%	1.21%	1.38%	1.72%	2.38%	(33)	bps	(150)	bps	1.04%	2.55%	(151)	bps
30+ day performing delinquency rate(13)	1.75	1.82	2.41	1.97	2.09	(7)		(34)		1.75	2.09	(34)
30+ day delinquency rate(13)	1.89	1.98	2.61	2.22	2.30	(9)		(41)		1.89	2.30	(41)
Capital Ratios(14)
Common equity Tier 1 capital	14.5%	14.6%	13.7%	13.0%	12.4%	(10)	bps	210	bps	14.5%	12.4%	210	bps
Tier 1 capital	16.6	16.2	15.3	14.8	14.2	40		240		16.6	14.2	240
Total capital	18.8	18.6	17.7	17.3	16.7	20		210		18.8	16.7	210
Tier 1 leverage	12.4	11.7	11.2	10.6	10.3	70		210		12.4	10.3	210
Tangible common equity (“TCE”)(15)	10.6	10.1	10.0	9.4	8.8	50		180		10.6	8.8	180

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2021 Q2 vs.		Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2021	2020	2020
Interest income:
Loans, including loans held for sale	$5,753	$5,854	$5,954	$5,758	$5,820	(2)%	(1)%	$11,607	$12,362	(6)%
Investment securities	370	391	422	443	482	(5)	(23)	761	1,012	(25)
Other	16	16	15	14	16	—	—	32	53	(40)
Total interest income	6,139	6,261	6,391	6,215	6,318	(2)	(3)	12,400	13,427	(8)
Interest expense:
Deposits	237	269	347	476	611	(12)	(61)	506	1,342	(62)
Securitized debt obligations	28	32	34	43	56	(13)	(50)	60	155	(61)
Senior and subordinated notes	122	129	128	132	180	(5)	(32)	251	419	(40)
Other borrowings	9	9	9	9	11	—	(18)	18	26	(31)
Total interest expense	396	439	518	660	858	(10)	(54)	835	1,942	(57)
Net interest income	5,743	5,822	5,873	5,555	5,460	(1)	5	11,565	11,485	1
Provision (benefit) for credit losses	(1,160)	(823)	264	331	4,246	41	**	(1,983)	9,669	**
Net interest income after provision for credit losses	6,903	6,645	5,609	5,224	1,214	4	**	13,548	1,816	**
Non-interest income:
Interchange fees, net	1,016	817	818	775	672	24	51	1,833	1,424	29
Service charges and other customer-related fees	384	352	338	320	258	9	49	736	585	26
Net securities gains	—	4	—	25	—	**	—	4	—	**
Other	231	118	308	706	166	96	39	349	311	12
Total non-interest income	1,631	1,291	1,464	1,826	1,096	26	49	2,922	2,320	26
Non-interest expense:
Salaries and associate benefits	1,781	1,847	1,755	1,719	1,704	(4)	5	3,628	3,331	9
Occupancy and equipment	523	472	572	506	523	11	—	995	1,040	(4)
Marketing	620	501	563	283	273	24	127	1,121	764	47
Professional services	341	292	394	327	304	17	12	633	591	7
Communications and data processing	315	302	295	310	308	4	2	617	610	1
Amortization of intangibles	5	6	8	14	16	(17)	(69)	11	38	(71)
Other	381	320	422	389	642	19	(41)	701	1,125	(38)
Total non-interest expense	3,966	3,740	4,009	3,548	3,770	6	5	7,706	7,499	3
Income (loss) from continuing operations before income taxes	4,568	4,196	3,064	3,502	(1,460)	9	**	8,764	(3,363)	**
Income tax provision (benefit)	1,031	869	496	1,096	(543)	19	**	1,900	(1,106)	**
Income (loss) from continuing operations, net of tax	3,537	3,327	2,568	2,406	(917)	6	**	6,864	(2,257)	**
Loss from discontinued operations, net of tax	(1)	(2)	(2)	—	(1)	(50)	—	(3)	(1)	**
Net income (loss)	3,536	3,325	2,566	2,406	(918)	6	**	6,861	(2,258)	**
Dividends and undistributed earnings allocated to participating securities(2)	(30)	(28)	(19)	(20)	(1)	7	**	(58)	(4)	**
Preferred stock dividends	(60)	(61)	(68)	(67)	(90)	(2)	(33)	(121)	(145)	(17)
Issuance cost for redeemed preferred stock(3)	—	—	(17)	—	—	—	—	—	(22)	**
Net income (loss) available to common stockholders	$3,446	$3,236	$2,462	$2,319	$(1,009)	6	**	$6,682	$(2,429)	**

						2021 Q2 vs.		Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021	2020			2021 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2021	2020	2020
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$7.65	$7.06	$5.36	$5.07	$(2.21)	8%	**	$14.70	$(5.31)	**
Net income (loss) per basic common share	$7.65	$7.06	$5.36	$5.07	$(2.21)	8	**	$14.70	$(5.31)	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$7.62	$7.03	$5.35	$5.06	$(2.21)	8	**	$14.65	$(5.31)	**
Net income (loss) per diluted common share	$7.62	$7.03	$5.35	$5.06	$(2.21)	8	**	$14.65	$(5.31)	**
Weighted-average common shares outstanding (in millions):
Basic common shares	450.6	458.6	459.1	457.8	456.7	(2)	(1)%	454.6	457.1	(1)%
Diluted common shares	452.3	460.1	460.2	458.5	456.7	(2)	(1)	456.2	457.1	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2021 Q2 vs.
	2021	2021	2020	2020	2020	2021	2020
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,312	$4,670	$4,708	$4,267	$4,583	14%	16%
Interest-bearing deposits and other short-term investments	29,534	45,825	35,801	39,839	51,235	(36)	(42)
Total cash and cash equivalents	34,846	50,495	40,509	44,106	55,818	(31)	(38)
Restricted cash for securitization investors	242	1,779	262	895	740	(86)	(67)
Securities available for sale	101,766	99,165	100,445	99,853	87,859	3	16
Loans held for investment:
Unsecuritized loans held for investment	226,130	219,182	225,698	217,878	222,310	3	2
Loans held in consolidated trusts	23,467	23,949	25,926	30,345	29,202	(2)	(20)
Total loans held for investment	249,597	243,131	251,624	248,223	251,512	3	(1)
Allowance for credit losses	(12,346)	(14,017)	(15,564)	(16,129)	(16,832)	(12)	(27)
Net loans held for investment	237,251	229,114	236,060	232,094	234,680	4	1
Loans held for sale	6,522	2,896	2,710	3,433	711	125	**
Premises and equipment, net	4,227	4,277	4,287	4,333	4,324	(1)	(2)
Interest receivable	1,372	1,380	1,471	1,551	1,574	(1)	(13)
Goodwill	14,654	14,654	14,653	14,648	14,645	—	—
Other assets	22,540	21,415	21,205	20,970	20,945	5	8
Total assets	$423,420	$425,175	$421,602	$421,883	$421,296	—	1

						2021 Q2 vs.
	2021	2021	2020	2020	2020	2021	2020
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$301	$288	$352	$332	$380	5%	(21)%
Deposits:
Non-interest-bearing deposits	34,994	34,003	31,142	29,633	29,055	3	20
Interest-bearing deposits	271,314	276,325	274,300	276,092	275,183	(2)	(1)
Total deposits	306,308	310,328	305,442	305,725	304,238	(1)	1
Securitized debt obligations	10,561	12,071	12,414	13,566	15,761	(13)	(33)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	845	842	668	702	573	—	47
Senior and subordinated notes	24,878	25,467	27,382	28,448	28,481	(2)	(13)
Other borrowings	59	70	75	79	85	(16)	(31)
Total other debt	25,782	26,379	28,125	29,229	29,139	(2)	(12)
Other liabilities	15,844	14,921	15,065	14,607	15,733	6	1
Total liabilities	358,796	363,987	361,398	363,459	365,251	(1)	(2)

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,472	33,671	33,480	33,793	33,556	5	6
Retained earnings	46,461	43,167	40,088	37,653	35,361	8	31
Accumulated other comprehensive income	1,792	1,783	3,494	3,833	3,981	1	(55)
Treasury stock, at cost	(19,108)	(17,440)	(16,865)	(16,862)	(16,860)	10	13
Total stockholders’ equity	64,624	61,188	60,204	58,424	56,045	6	15
Total liabilities and stockholders’ equity	$423,420	$425,175	$421,602	$421,883	$421,296	—	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $175 million in Q2 2021, $180 million in Q1 2021, $177 million in Q4 2020, $235 million in Q3 2020 and $318 million in Q2 2020 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On December 1, 2020, we redeemed all outstanding shares of our fixed rate 6.20% non-cumulative perpetual preferred stock Series F, which reduced our net income available to common shareholders by $17 million in Q4 2020. On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B, which increased our net loss available to common shareholders by $22 million in Q1 2020.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Metrics include the impact of COVID-19 customer assistance programs where applicable.
(14)Capital ratios as of the end of Q2 2021 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2021 Q2			2021 Q1			2020 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$249,280	$5,753	9.23%	$246,675	$5,854	9.49%	$254,402	$5,820	9.15%
Investment securities	100,071	370	1.48	98,296	391	1.59	81,095	482	2.38
Cash equivalents and other	40,778	16	0.16	43,601	16	0.15	42,648	16	0.15
Total interest-earning assets	$390,129	$6,139	6.29	$388,572	$6,261	6.45	$378,145	$6,318	6.68
Interest-bearing liabilities:
Interest-bearing deposits	$273,476	$237	0.35	$273,358	$269	0.39	$261,256	$611	0.94
Securitized debt obligations	10,890	28	1.03	12,240	32	1.05	16,432	56	1.37
Senior and subordinated notes	25,487	122	1.92	26,968	129	1.91	31,294	180	2.30
Other borrowings and liabilities	2,198	9	1.67	2,210	9	1.62	3,554	11	1.21
Total interest-bearing liabilities	$312,051	$396	0.50	$314,776	$439	0.56	$312,536	$858	1.10
Net interest income/spread		$5,743	5.79		$5,822	5.89		$5,460	5.58
Impact of non-interest-bearing funding			0.10			0.10			0.20
Net interest margin			5.89%			5.99%			5.78%

	Six Months Ended June 30,
	2021			2020
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$247,984	$11,607	9.36%	$259,017	$12,362	9.55%
Investment securities	99,189	761	1.53	79,654	1,012	2.54
Cash equivalents and other	42,182	32	0.15	28,075	53	0.38
Total interest-earning assets	$389,355	$12,400	6.37	$366,746	$13,427	7.32
Interest-bearing liabilities:
Interest-bearing deposits	$273,417	$506	0.37	$251,185	$1,342	1.07
Securitized debt obligations	11,561	60	1.04	17,243	155	1.80
Senior and subordinated notes	26,223	251	1.92	31,318	419	2.67
Other borrowings and liabilities	2,205	18	1.65	3,667	26	1.42
Total interest-bearing liabilities	$313,406	$835	0.53	$303,413	$1,942	1.28
Net interest income/spread		$11,565	5.84		$11,485	6.04
Impact of non-interest-bearing funding			0.10			0.22
Net interest margin			5.94%			6.26%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2021 Q2 vs.		Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021	2020	2021	2020	2021 vs. 2020
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(1)	$95,309	$91,099	$98,504	$95,541	$99,390	5%	(4)%	$95,309	$99,390	(4)%
International card businesses(2)	5,708	8,028	8,452	8,100	7,920	(29)	(28)	5,708	7,920	(28)
Total credit card	101,017	99,127	106,956	103,641	107,310	2	(6)	101,017	107,310	(6)
Consumer banking:
Auto	71,713	67,059	65,762	65,394	63,319	7	13	71,713	63,319	13
Retail banking	3,046	3,143	3,126	3,294	3,393	(3)	(10)	3,046	3,393	(10)
Total consumer banking	74,759	70,202	68,888	68,688	66,712	6	12	74,759	66,712	12
Commercial banking:
Commercial and multifamily real estate(3)	29,616	30,008	30,681	31,197	30,953	(1)	(4)	29,616	30,953	(4)
Commercial and industrial	44,205	43,794	45,099	44,697	46,537	1	(5)	44,205	46,537	(5)
Total commercial banking	73,821	73,802	75,780	75,894	77,490	—	(5)	73,821	77,490	(5)
Total loans held for investment	249,597	243,131	251,624	248,223	251,512	3	(1)	249,597	251,512	(1)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$91,535	$92,594	$95,453	$97,306	$100,996	(1)%	(9)%	$92,062	$107,354	(14)%
International card businesses	8,139	7,940	8,108	8,061	7,752	3	5	8,040	8,408	(4)
Total credit card	99,674	100,534	103,561	105,367	108,748	(1)	(8)	100,102	115,762	(14)
Consumer banking:
Auto	69,543	66,185	65,590	64,476	61,798	5	13	67,873	61,401	11
Retail banking	3,162	3,049	3,218	3,346	3,053	4	4	3,106	2,860	9
Total consumer banking	72,705	69,234	68,808	67,822	64,851	5	12	70,979	64,261	10
Commercial banking:
Commercial and multifamily real estate	30,124	29,856	30,825	30,918	31,723	1	(5)	29,991	31,402	(4)
Commercial and industrial	43,960	44,313	44,495	45,404	48,036	(1)	(8)	44,135	46,699	(5)
Total commercial banking	74,084	74,169	75,320	76,322	79,759	—	(7)	74,126	78,101	(5)
Total average loans held for investment	$246,463	$243,937	$247,689	$249,511	$253,358	1	(3)	$245,207	$258,124	(5)

						2021 Q2 vs.				Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021		2020		2021	2020	2021 vs. 2020
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	2.28%	2.54%	2.69%	3.64%	4.53%	(26)	bps	(225)	bps	2.41%	4.61%	(220)	bps
International card businesses	2.41	2.30	1.86	2.89	3.47	11		(106)		2.36	4.11	(175)
Total credit card	2.29	2.52	2.63	3.58	4.46	(23)		(217)		2.41	4.57	(216)
Consumer banking:
Auto	(0.12)	0.47	0.47	0.23	1.16	(59)		(128)		0.17	1.33	(116)
Retail banking	1.41	1.68	1.88	1.38	1.78	(27)		(37)		1.54	2.05	(51)
Total consumer banking	(0.06)	0.52	0.53	0.28	1.19	(58)		(125)		0.23	1.36	(113)
Commercial banking:
Commercial and multifamily real estate	0.04	0.06	0.02	0.41	0.09	(2)		(5)		0.05	0.04	1
Commercial and industrial	(0.21)	0.11	0.74	0.45	0.78	(32)		(99)		(0.05)	0.87	(92)
Total commercial banking	(0.11)	0.09	0.45	0.43	0.51	(20)		(62)		(0.01)	0.54	(55)
Total net charge-offs	0.88	1.21	1.38	1.72	2.38	(33)		(150)		1.04	2.55	(151)
30+ Day Performing Delinquency Rates(4)
Credit card:
Domestic credit card	1.68%	2.24%	2.42%	2.21%	2.74%	(56)	bps	(106)	bps	1.68%	2.74%	(106)	bps
International card businesses	2.89	2.51	2.61	2.15	2.71	38		18		2.89	2.71	18
Total credit card	1.75	2.26	2.44	2.20	2.74	(51)		(99)		1.75	2.74	(99)
Consumer banking:
Auto	3.26	3.12	4.78	3.76	3.28	14		(2)		3.26	3.28	(2)
Retail banking	0.79	1.02	1.32	0.83	0.89	(23)		(10)		0.79	0.89	(10)
Total consumer banking	3.16	3.03	4.62	3.62	3.16	13		—		3.16	3.16	—
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
International card businesses	0.20%	0.17%	0.24%	0.25%	0.29%	3	bps	(9)	bps	0.20%	0.29%	(9)	bps
Total credit card	0.01	0.01	0.02	0.02	0.02	—		(1)		0.01	0.02	(1)
Consumer banking:
Auto	0.29	0.29	0.45	0.36	0.41	—		(12)		0.29	0.41	(12)
Retail banking	1.75	1.16	0.96	0.77	0.70	59		105		1.75	0.70	105
Total consumer banking	0.35	0.33	0.47	0.38	0.43	2		(8)		0.35	0.43	(8)
Commercial banking:
Commercial and multifamily real estate	1.02	0.78	0.65	0.58	0.54	24		48		1.02	0.54	48
Commercial and industrial	1.03	1.02	1.00	1.31	1.06	1		(3)		1.03	1.06	(3)
Total commercial banking	1.03	0.92	0.86	1.01	0.85	11		18		1.03	0.85	18
Total nonperforming loans	0.41	0.38	0.40	0.42	0.38	3		3		0.41	0.38	3
Total nonperforming assets	0.43	0.40	0.41	0.44	0.39	3		4		0.43	0.39	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2021	$9,572	$500	$10,072	$2,405	$93	$2,498	$1,447	$14,017
Charge-offs	(874)	(93)	(967)	(245)	(15)	(260)	(8)	(1,235)
Recoveries	352	44	396	267	4	271	27	694
Net recoveries (charge-offs)	(522)	(49)	(571)	22	(11)	11	19	(541)
Provision (benefit) for credit losses	(561)	(74)	(635)	(305)	(1)	(306)	(196)	(1,137)
Allowance build (release) for credit losses	(1,083)	(123)	(1,206)	(283)	(12)	(295)	(177)	(1,678)
Other changes(7)	—	7	7	—	—	—	—	7
Balance as of June 30, 2021	8,489	384	8,873	2,122	81	2,203	1,270	12,346
Reserve for unfunded lending commitments:
Balance as of March 31, 2021	—	—	—	—	—	—	187	187
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(23)	(23)
Balance as of June 30, 2021	—	—	—	—	—	—	164	164
Combined allowance and reserve as of June 30, 2021	$8,489	$384	$8,873	$2,122	$81	$2,203	$1,434	$12,510

	Six Months Ended June 30, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,658	$15,564
Charge-offs	(1,778)	(182)	(1,960)	(569)	(33)	(602)	(27)	(2,589)
Recoveries	669	87	756	513	9	522	30	1,308
Net recoveries (charge-offs)	(1,109)	(95)	(1,204)	(56)	(24)	(80)	3	(1,281)
Provision (benefit) for credit losses	(1,052)	(75)	(1,127)	(437)	5	(432)	(391)	(1,950)
Allowance build (release) for credit losses	(2,161)	(170)	(2,331)	(493)	(19)	(512)	(388)	(3,231)
Other changes(7)	—	13	13	—	—	—	—	13
Balance as of June 30, 2021	8,489	384	8,873	2,122	81	2,203	1,270	12,346
Reserve for unfunded lending commitments:
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(31)	(31)
Balance as of June 30, 2021	—	—	—	—	—	—	164	164
Combined allowance and reserve as of June 30, 2021	$8,489	$384	$8,873	$2,122	$81	$2,203	$1,434	$12,510

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2021					Six Months Ended June 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,217	$2,101	$460	$(35)	$5,743	$6,589	$4,131	$980	$(135)	$11,565
Non-interest income (loss)	1,253	144	257	(23)	1,631	2,282	285	497	(142)	2,922
Total net revenue (loss)	4,470	2,245	717	(58)	7,374	8,871	4,416	1,477	(277)	14,487
Provision (benefit) for credit losses	(635)	(306)	(219)	—	(1,160)	(1,127)	(432)	(422)	(2)	(1,983)
Non-interest expense	2,263	1,123	417	163	3,966	4,398	2,240	836	232	7,706
Income (loss) from continuing operations before income taxes	2,842	1,428	519	(221)	4,568	5,600	2,608	1,063	(507)	8,764
Income tax provision (benefit)	672	337	123	(101)	1,031	1,325	615	251	(291)	1,900
Income (loss) from continuing operations, net of tax	$2,170	$1,091	$396	$(120)	$3,537	$4,275	$1,993	$812	$(216)	$6,864

	Three Months Ended March 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,372	$2,030	$520	$(100)	$5,822
Non-interest income (loss)	1,029	141	240	(119)	1,291
Total net revenue (loss)	4,401	2,171	760	(219)	7,113
Provision (benefit) for credit losses	(492)	(126)	(203)	(2)	(823)
Non-interest expense	2,135	1,117	419	69	3,740
Income (loss) from continuing operations before income taxes	2,758	1,180	544	(286)	4,196
Income tax provision (benefit)	653	278	128	(190)	869
Income (loss) from continuing operations, net of tax	$2,105	$902	$416	$(96)	$3,327

	Three Months Ended June 30, 2020					Six Months Ended June 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$3,369	$1,665	$518	$(92)	$5,460	$7,071	$3,322	$1,009	$83	$11,485
Non-interest income (loss)	845	97	180	(26)	1,096	1,756	223	418	(77)	2,320
Total net revenue (loss)	4,214	1,762	698	(118)	6,556	8,827	3,545	1,427	6	13,805
Provision (benefit) for credit losses	2,944	876	427	(1)	4,246	6,646	1,736	1,283	4	9,669
Non-interest expense	1,969	1,036	425	340	3,770	4,177	2,027	837	458	7,499
Loss from continuing operations before income taxes	(699)	(150)	(154)	(457)	(1,460)	(1,996)	(218)	(693)	(456)	(3,363)
Income tax benefit	(166)	(36)	(36)	(305)	(543)	(472)	(52)	(164)	(418)	(1,106)
Loss from continuing operations, net of tax	$(533)	$(114)	$(118)	$(152)	$(917)	$(1,524)	$(166)	$(529)	$(38)	$(2,257)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2021 Q2 vs.				Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2021	2020	2020
Credit Card
Earnings:
Net interest income	$3,217	$3,372	$3,413	$3,292	$3,369	(5)%		(5)%		$6,589	$7,071	(7)%
Non-interest income	1,253	1,029	1,054	1,013	845	22		48		2,282	1,756	30
Total net revenue	4,470	4,401	4,467	4,305	4,214	2		6		8,871	8,827	—
Provision (benefit) for credit losses	(635)	(492)	231	450	2,944	29		**		(1,127)	6,646	**
Non-interest expense	2,263	2,135	2,311	2,003	1,969	6		15		4,398	4,177	5
Income (loss) from continuing operations before income taxes	2,842	2,758	1,925	1,852	(699)	3		**		5,600	(1,996)	**
Income tax provision (benefit)	672	653	454	438	(166)	3		**		1,325	(472)	**
Income (loss) from continuing operations, net of tax	$2,170	$2,105	$1,471	$1,414	$(533)	3		**		$4,275	$(1,524)	**
Selected performance metrics:
Period-end loans held for investment(1)(2)	$101,017	$99,127	$106,956	$103,641	$107,310	2		(6)		$101,017	$107,310	(6)
Average loans held for investment	99,674	100,534	103,561	105,367	108,748	(1)		(8)		100,102	115,762	(14)
Average yield on loans outstanding(9)	14.04%	14.49%	14.24%	13.83%	13.72%	(45)	bps	32	bps	14.26%	14.11%	15	bps
Total net revenue margin(10)	17.59	17.17	16.92	16.34	15.50	42		209		17.38	15.25	213
Net charge-off rate	2.29	2.52	2.63	3.58	4.46	(23)		(217)		2.41	4.57	(216)
30+ day performing delinquency rate	1.75	2.26	2.44	2.20	2.74	(51)		(99)		1.75	2.74	(99)
30+ day delinquency rate	1.75	2.27	2.45	2.21	2.75	(52)		(100)		1.75	2.75	(100)
Nonperforming loan rate(5)	0.01	0.01	0.02	0.02	0.02	—		(1)		0.01	0.02	(1)
Purchase volume(11)	$132,676	$108,333	$117,141	$107,102	$90,149	22%		47%		$241,009	$190,069	27%

						2021 Q2 vs.				Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2021	2020	2020
Domestic Card
Earnings:
Net interest income	$2,944	$3,095	$3,129	$2,995	$3,094	(5)%		(5)%		$6,039	$6,475	(7)%
Non-interest income	1,183	959	994	952	795	23		49		2,142	1,637	31
Total net revenue	4,127	4,054	4,123	3,947	3,889	2		6		8,181	8,112	1
Provision (benefit) for credit losses	(561)	(491)	231	378	2,906	14		**		(1,052)	6,370	**
Non-interest expense	2,034	1,923	2,063	1,802	1,776	6		15		3,957	3,760	5
Income (loss) from continuing operations before income taxes	2,654	2,622	1,829	1,767	(793)	1		**		5,276	(2,018)	**
Income tax provision (benefit)	626	619	433	419	(188)	1		**		1,245	(478)	**
Income (loss) from continuing operations, net of tax	$2,028	$2,003	$1,396	$1,348	$(605)	1		**		$4,031	$(1,540)	**
Selected performance metrics:
Period-end loans held for investment(1)	$95,309	$91,099	$98,504	$95,541	$99,390	5		(4)		$95,309	$99,390	(4)
Average loans held for investment	91,535	92,594	95,453	97,306	100,996	(1)		(9)		92,062	107,354	(14)
Average yield on loans outstanding(9)	13.91%	14.34%	14.07%	13.57%	13.52%	(43)	bps	39	bps	14.13%	13.93%	20	bps
Total net revenue margin(10)	17.66	17.15	16.91	16.22	15.40	51		226		17.40	15.11	229
Net charge-off rate	2.28	2.54	2.69	3.64	4.53	(26)		(225)		2.41	4.61	(220)
30+ day performing delinquency rate	1.68	2.24	2.42	2.21	2.74	(56)		(106)		1.68	2.74	(106)
Purchase volume(11)	$122,456	$99,960	$107,572	$98,107	$82,860	23%		48%		$222,416	$175,108	27%
Refreshed FICO scores:(12)
Greater than 660	72%	70%	69%	69%	67%	2		5		72%	67%	5
660 or below	28	30	31	31	33	(2)		(5)		28	33	(5)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2021 Q2 vs.				Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2021	2020	2020
Consumer Banking
Earnings:
Net interest income	$2,101	$2,030	$2,012	$1,904	$1,665	3%		26%		$4,131	$3,322	24%
Non-interest income	144	141	136	107	97	2		48		285	223	28
Total net revenue	2,245	2,171	2,148	2,011	1,762	3		27		4,416	3,545	25
Provision (benefit) for credit losses	(306)	(126)	60	(43)	876	143		**		(432)	1,736	**
Non-interest expense	1,123	1,117	1,121	1,011	1,036	1		8		2,240	2,027	11
Income (loss) from continuing operations before income taxes	1,428	1,180	967	1,043	(150)	21		**		2,608	(218)	**
Income tax provision (benefit)	337	278	230	247	(36)	21		**		615	(52)	**
Income (loss) from continuing operations, net of tax	$1,091	$902	$737	$796	$(114)	21		**		$1,993	$(166)	**
Selected performance metrics:
Period-end loans held for investment	$74,759	$70,202	$68,888	$68,688	$66,712	6		12		$74,759	$66,712	12
Average loans held for investment	72,705	69,234	68,808	67,822	64,851	5		12		70,979	64,261	10
Average yield on loans held for investment(9)	7.99%	8.16%	8.28%	8.36%	8.41%	(17)	bps	(42)	bps	8.07%	8.44%	(37)	bps
Auto loan originations	$12,959	$8,833	$7,371	$8,979	$8,292	47%		56%		$21,792	$15,931	37%
Period-end deposits	251,155	254,001	249,815	249,684	246,804	(1)		2		251,155	246,804	2
Average deposits	252,488	249,499	249,419	248,418	232,293	1		9		251,002	223,682	12
Average deposits interest rate	0.31%	0.36%	0.47%	0.66%	0.89%	(5)	bps	(58)	bps	0.33%	0.97%	(64)	bps
Net charge-off (recovery) rate	(0.06)	0.52	0.53	0.28	1.19	(58)		(125)		0.23	1.36	(113)
30+ day performing delinquency rate	3.16	3.03	4.62	3.62	3.16	13		—		3.16	3.16	—
30+ day delinquency rate	3.40	3.25	5.00	3.90	3.48	15		(8)		3.40	3.48	(8)
Nonperforming loan rate(5)	0.35	0.33	0.47	0.38	0.43	2		(8)		0.35	0.43	(8)
Nonperforming asset rate(6)	0.40	0.39	0.54	0.43	0.46	1		(6)		0.40	0.46	(6)
Auto—At origination FICO scores:(13)
Greater than 660	48%	47%	46%	46%	46%	1%		2%		48%	46%	2%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	32	33	34	34	34	(1)		(2)		32	34	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2021 Q2 vs.				Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021		2020				2021 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2021	2020	2020
Commercial Banking
Earnings:
Net interest income	$460	$520	$522	$517	$518	(12)%		(11)%		$980	$1,009	(3)%
Non-interest income	257	240	268	237	180	7		43		497	418	19
Total net revenue(8)	717	760	790	754	698	(6)		3		1,477	1,427	4
Provision (benefit) for credit losses	(219)	(203)	(28)	(74)	427	8		**		(422)	1,283	**
Non-interest expense	417	419	445	424	425	—		(2)		836	837	—
Income (loss) from continuing operations before income taxes	519	544	373	404	(154)	(5)		**		1,063	(693)	**
Income tax provision (benefit)	123	128	88	95	(36)	(4)		**		251	(164)	**
Income (loss) from continuing operations, net of tax	$396	$416	$285	$309	$(118)	(5)		**		$812	$(529)	**
Selected performance metrics:
Period-end loans held for investment(3)	$73,821	$73,802	$75,780	$75,894	$77,490	—		(5)		$73,821	$77,490	(5)
Average loans held for investment	74,084	74,169	75,320	76,322	79,759	—		(7)		74,126	78,101	(5)
Average yield on loans held for investment(8)(9)	2.72%	2.76%	2.83%	2.82%	3.00%	(4)	bps	(28)	bps	2.74%	3.43%	(69)	bps
Period-end deposits	$42,973	$41,552	$39,590	$36,783	$35,669	3%		20%		$42,973	$35,669	20%
Average deposits	42,311	40,107	38,676	36,278	34,635	5		22		41,215	33,437	23
Average deposits interest rate	0.14%	0.18%	0.23%	0.25%	0.30%	(4)	bps	(16)	bps	0.16%	0.58%	(42)	bps
Net charge-off (recovery) rate	(0.11)	0.09	0.45	0.43	0.51	(20)		(62)		(0.01)	0.54	(55)
Nonperforming loan rate(5)	1.03	0.92	0.86	1.01	0.85	11		18		1.03	0.85	18
Nonperforming asset rate(6)	1.03	0.92	0.86	1.01	0.85	11		18		1.03	0.85	18
Risk category:(14)
Noncriticized	$67,481	$66,299	$67,964	$68,533	$70,881	2%		(5)%		$67,481	$70,881	(5)%
Criticized performing	5,581	6,821	7,166	6,593	5,949	(18)		(6)		5,581	5,949	(6)
Criticized nonperforming	759	682	650	768	660	11		15		759	660	15
Total commercial banking loans	$73,821	$73,802	$75,780	$75,894	$77,490	—		(5)		$73,821	$77,490	(5)
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	91.4%	89.9%	89.6%	90.3%	91.4%	150	bps	—		91.4%	91.4%	—
Criticized performing	7.6	9.2	9.5	8.7	7.7	(160)		(10)	bps	7.6	7.7	(10)	bps
Criticized nonperforming	1.0	0.9	0.9	1.0	0.9	10		10		1.0	0.9	10
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2021 Q2 vs.		Six Months Ended June 30,
	2021	2021	2020	2020	2020	2021	2020			2021 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2021	2020	2020
Other
Earnings:
Net interest income (loss)	$(35)	$(100)	$(74)	$(158)	$(92)	(65)%	(62)%	$(135)	$83	**
Non-interest income (loss)	(23)	(119)	6	469	(26)	(81)	(12)	(142)	(77)	84%
Total net revenue (loss)(8)	(58)	(219)	(68)	311	(118)	(74)	(51)	(277)	6	**
Provision (benefit) for credit losses	—	(2)	1	(2)	(1)	**	**	(2)	4	**
Non-interest expense(15)	163	69	132	110	340	136	(52)	232	458	(49)
Income (loss) from continuing operations before income taxes	(221)	(286)	(201)	203	(457)	(23)	(52)	(507)	(456)	11
Income tax provision (benefit)	(101)	(190)	(276)	316	(305)	(47)	(67)	(291)	(418)	(30)
Income (loss) from continuing operations, net of tax	$(120)	$(96)	$75	$(113)	$(152)	25	(21)	$(216)	$(38)	**
Selected performance metrics:
Period-end deposits	$12,180	$14,775	$16,037	$19,258	$21,765	(18)	(44)	$12,180	$21,765	(44)
Average deposits	13,418	15,450	16,418	20,820	21,416	(13)	(37)	14,428	19,379	(26)
Total
Earnings:
Net interest income	$5,743	$5,822	$5,873	$5,555	$5,460	(1)%	5%	$11,565	$11,485	1%
Non-interest income	1,631	1,291	1,464	1,826	1,096	26	49	2,922	2,320	26
Total net revenue	7,374	7,113	7,337	7,381	6,556	4	12	14,487	13,805	5
Provision (benefit) for credit losses	(1,160)	(823)	264	331	4,246	41	**	(1,983)	9,669	**
Non-interest expense	3,966	3,740	4,009	3,548	3,770	6	5	7,706	7,499	3
Income (loss) from continuing operations before income taxes	4,568	4,196	3,064	3,502	(1,460)	9	**	8,764	(3,363)	**
Income tax provision (benefit)	1,031	869	496	1,096	(543)	19	**	1,900	(1,106)	**
Income (loss) from continuing operations, net of tax	$3,537	$3,327	$2,568	$2,406	$(917)	6	**	$6,864	$(2,257)	**
Selected performance metrics:
Period-end loans held for investment	$249,597	$243,131	$251,624	$248,223	$251,512	3	(1)	$249,597	$251,512	(1)
Average loans held for investment	246,463	243,937	247,689	249,511	253,358	1	(3)	245,207	258,124	(5)
Period-end deposits	306,308	310,328	305,442	305,725	304,238	(1)	1	306,308	304,238	1
Average deposits	308,217	305,056	304,513	305,516	288,344	1	7	306,645	276,498	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(2)We reclassified $2.6 billion in international partnership loans to held for sale as of June 30, 2021.
(3)We reclassified $1.5 billion in commercial loans to held for sale as of June 30, 2021.
(4)Metrics include the impact of COVID-19 customer assistance programs where applicable.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)Represents foreign currency translation adjustments.
(8)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(9)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(10)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(11)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(12)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(13)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Regulatory Capital Metrics
Common equity excluding AOCI	$58,969	$57,607	$55,299	$52,839	$50,614
Adjustments:
AOCI, net of tax(2)	(5)	(13)	(29)	(122)	(145)
Goodwill, net of related deferred tax liabilities	(14,440)	(14,444)	(14,448)	(14,448)	(14,449)
Intangible assets, net of related deferred tax liabilities	(76)	(81)	(86)	(95)	(135)
Other	(16)	(18)	—	—	—
Common equity Tier 1 capital	$44,432	$43,051	$40,736	$38,174	$35,885
Tier 1 capital	$50,920	$47,898	$45,583	$43,505	$41,094
Total capital(3)	57,932	54,780	52,788	50,955	48,508
Risk-weighted assets	307,372	295,209	297,903	293,852	290,222
Adjusted average assets(4)	411,032	408,596	406,762	409,602	398,062
Capital Ratios
Common equity Tier 1 capital(5)	14.5%	14.6%	13.7%	13.0%	12.4%
Tier 1 capital(6)	16.6	16.2	15.3	14.8	14.2
Total capital(7)	18.8	18.6	17.7	17.3	16.7
Tier 1 leverage(4)	12.4	11.7	11.2	10.6	10.3
Tangible common equity (“TCE”)(8)	10.6	10.1	10.0	9.4	8.8

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021				2020			Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2		Q1		Q2		Q1	2021		2020
Adjusted diluted EPS:
Net income (loss) available to common stockholders (GAAP)	$3,446		$3,236		$(1,009)		$(1,420)	$6,682		$(2,429)
Legal reserve activity, including insurance recoveries	55		—		265		45	55		310
Cybersecurity Incident expenses, net of insurance	—		—		11		4	—		15
Adjusted net income (loss) available to common stockholders before income tax impacts (non-GAAP)	3,501		3,236		(733)		(1,371)	6,737		(2,104)
Income tax impacts	(13)		—		(3)		(12)	(13)		(15)
Adjusted net income (loss) available to common stockholders (non-GAAP)	$3,488		$3,236		$(736)		$(1,383)	$6,724		$(2,119)

Diluted weighted-average common shares outstanding (in millions) (GAAP)	452.3		460.1		456.7		457.6	456.2		457.1

Diluted EPS (GAAP)	$7.62		$7.03		$(2.21)		$(3.10)	$14.65		$(5.31)
Impact of adjustments noted above	0.09		—		0.60		0.08	0.09		0.67
Adjusted diluted EPS (non-GAAP)	$7.71		$7.03		$(1.61)		$(3.02)	$14.74		$(4.64)

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$3,966		$3,740		$3,770		$3,729	$7,706		$7,499
Legal reserve activity, including insurance recoveries	(55)		—		(265)		(45)	(55)		(310)
Cybersecurity Incident expenses, net of insurance	—		—		(11)		(4)	—		(15)
Adjusted non-interest expense (non-GAAP)	$3,911		$3,740		$3,494		$3,680	$7,651		$7,174

Total net revenue (GAAP)	$7,374		$7,113		$6,556		$7,249	$14,487		$13,805

Efficiency ratio (GAAP)	53.78%		52.58%		57.50%		51.44%	53.19%		54.32%
Impact of adjustments noted above	(74)	bps	—	bps	(421)	bps	(67)bps	(38)	bps	(235)	bps
Adjusted efficiency ratio (non-GAAP)	53.04%		52.58%		53.29%		50.77%	52.81%		51.97%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,346		$3,239		$3,497		$3,238	$6,585		$6,735
Legal reserve activity, including insurance recoveries	(55)		—		(265)		(45)	(55)		(310)
Cybersecurity Incident expenses, net of insurance	—		—		(11)		(4)	—		(15)
Adjusted operating expense (non-GAAP)	$3,291		$3,239		$3,221		$3,189	$6,530		$6,410

Total net revenue (GAAP)	$7,374		$7,113		$6,556		$7,249	$14,487		$13,805

Operating efficiency ratio (GAAP)	45.38%		45.54%		53.34%		44.67%	45.45%		48.79%
Impact of adjustments noted above	(75)	bps	—	bps	(421)	bps	(68)bps	(38)	bps	(236)	bps
Adjusted operating efficiency ratio (non-GAAP)	44.63%		45.54%		49.13%		43.99%	45.07%		46.43%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021	2021	2020	2020	2020
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$64,624	$61,188	$60,204	$58,424	$56,045
Goodwill and intangible assets(9)	(14,774)	(14,789)	(14,809)	(14,825)	(14,869)
Noncumulative perpetual preferred stock	(6,488)	(4,847)	(4,847)	(5,330)	(5,209)
Tangible common equity	$43,362	$41,552	$40,548	$38,269	$35,967
Tangible Common Equity (Average)
Stockholders’ equity	$62,376	$60,623	$59,389	$57,223	$57,623
Goodwill and intangible assets(9)	(14,788)	(14,807)	(14,824)	(14,867)	(14,880)
Noncumulative perpetual preferred stock	(5,491)	(4,847)	(5,168)	(5,228)	(5,209)
Tangible common equity	$42,097	$40,969	$39,397	$37,128	$37,534
Tangible Assets (Period-End)
Total assets	$423,420	$425,175	$421,602	$421,883	$421,296
Goodwill and intangible assets(9)	(14,774)	(14,789)	(14,809)	(14,825)	(14,869)
Tangible assets	$408,646	$410,386	$406,793	$407,058	$406,427
Tangible Assets (Average)
Total assets	$424,099	$421,808	$420,011	$422,854	$411,075
Goodwill and intangible assets(9)	(14,788)	(14,807)	(14,824)	(14,867)	(14,880)
Tangible assets	$409,311	$407,001	$405,187	$407,987	$396,195
__________
(1)Regulatory capital metrics and capital ratios as of June 30, 2021 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.